Exhibit 10(b)

                              Consent of KPMG LLP

Independent Auditors' Consent


The Board of Directors
GE Life and Annuity Assurance Company
     (formerly The Life Insurance Company of Virginia)
GE Life & Annuity Separate Account 4
     (formerly Life of Virginia Separate Account 4):

We consent to the use of our reports included herein and to the reference to our firm under the heading "Experts" in the Statement of Additional Information.

Our report dated January 22, 1999, contains an explanatory paragraph that states that effective April 1, 1996 General Electric Capital Corporation acquired all of the outstanding stock of The Life Insurance Company of Virginia in a business combination accounted for as a purchase. As a result of the acquisition, the consolidated financial information for the periods after acquisition is presented on a different cost basis than that for the periods before the acquisition and, therefore, is not comparable.


                                                /s/KPMG LLP

Richmond, VA
April 27, 1999